Schedule of Investments MLP and Energy Income Fund Inc.^ (Unaudited) February 28, 2022

NUMBER OF SHARES		VALUE

Common Stocks 77.7%

Capital Markets 1.8%
32,000	CME Group Inc.	$7,568,960	(a)

Electric Utilities 1.9%
106,000	NextEra Energy Inc.	8,296,620	(a)

Equity Real Estate Investment Trusts 1.0%
25,000	Crown Castle International Corp.	4,164,750	(a)

Independent Power and Renewable Electricity Producers 11.9%
125,000	Atlantica Sustainable Infrastructure PLC	4,218,750	(a)
400,000	Clearway Energy Inc.	13,360,000	(a)
370,000	NextEra Energy Partners LP	28,863,700	(a)
137,773	Northland Power Inc.	4,380,475
		50,822,925

Multi-Utilities 9.6%
364,000	CenterPoint Energy Inc.	9,955,400	(a)
150,000	Dominion Energy Inc.	11,929,500	(a)
132,000	Sempra Energy	19,037,040	(a)
		40,921,940

Oil, Gas & Consumable Fuels 51.5%
475,000	Antero Midstream Corp.	4,769,000	(a)
900,000	Antero Resources Corp.	20,637,000	(a)*
150,000	Cheniere Energy Inc.	19,935,000	(a)*
64,000	ConocoPhillips	6,071,040	(a)
320,000	Coterra Energy Inc.	7,465,600	(a)
84,000	Denbury Inc.	6,103,440
148,548	Kinetik Holdings Inc.	10,101,264
425,000	ONEOK Inc.	27,752,500	(a)
1,016,000	Targa Resources Corp.	66,415,920	(a)
184,000	TC Energy Corp.	9,882,640	(a)
1,296,000	Williams Cos Inc.	40,538,880	(a)
		219,672,284

Total Common Stocks (Cost $194,342,772)		331,447,479

NUMBER OF UNITS

Master Limited Partnerships and Limited Partnerships 40.4%

Oil & Gas Storage & Transportation 39.5%
3,360,000	Energy Transfer LP	34,070,400	(a)
2,400,000	Enterprise Products Partners LP	58,608,000	(a)
300,000	MPLX LP	9,834,000	(a)
336,000	NuStar Energy LP	5,362,560	(a)
670,000	Shell Midstream Partners LP	9,373,300	(a)
1,960,000	Western Midstream Partners LP	51,038,400	(a)
		168,286,660

Renewable Electricity 0.9%
106,000	Brookfield Renewable Partners LP	3,807,520	(a)

Total Master Limited Partnerships and Limited Partnerships (Cost $142,689,037)		172,094,180

NUMBER OF SHARES

Short-Term Investments 0.2%

Investment Companies 0.2%
843,767	Invesco STIT Treasury Portfolio Money Market Fund Institutional Class, 0.01%(b) (Cost $843,767)	$843,767

Total Investments 118.3% (Cost $337,875,576)		504,385,426
Liabilities less other Assets (18.3)%		(77,863,531)
Net Assets Applicable to Common Stockholders 100.0%		$426,521,895

* Non-income producing security.
(a) All or a portion of this security is pledged with the custodian in connection with the Fund's loans payable outstanding.
(b) Represents 7-day effective yield as of February 28, 2022.

Schedule of Investments MLP and Energy Income Fund Inc.^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Notes to Schedule of Investments), of inputs used to value the Fund's investments as of February 28, 2022:

Asset Valuation Inputs
Investments:	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$331,447,479	$-	$-	$331,447,479
Master Limited Partnerships and Limited Partnerships(a)	172,094,180	-	-	172,094,180
Short-Term Investments	-	843,767	-	843,767
Total Investments	$503,541,659	$843,767	$-	$504,385,426

(a) The Schedule of Investments provides information on the industry or sector categorization.

^A balance indicated with a "-", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Schedule of Investments.

February 28, 2022

Notes to Schedule of Investments MLP and Energy Income Fund Inc.
(Unaudited)

In accordance with Accounting Standards Codification 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman MLP and Energy Income Fund Inc. (the “Fund”), are carried at the value that Neuberger Berman Investment Advisers LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities (including master limited partnerships and limited partnerships), for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange is open for business. The Fund’s Board of Directors (the “Board”) has approved the use of ICE Data Services (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which the Fund’s share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies with readily determinable fair value are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In December 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The rule became effective on March 8, 2021, however, the SEC adopted an eighteen-month transition period beginning from the effective date. Management is currently evaluating this guidance.

Other matters:

Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund.

Russia’s Invasion of Ukraine: Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities.  Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.